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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-41991) pertaining to the MPW Industrial Services Group, Inc. 1997, 1994 and 1991 Stock Option Plans of our report dated August 22, 2003, with respect to the consolidated financial statements of MPW Industrial Services Group, Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 2003.

                                                           /s/ ERNST & YOUNG LLP


Columbus, Ohio
September 26, 2003